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                                  UNITED STATES
                             SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 20, 2006

                              AMEDIA NETWORKS, INC.
             (Exact name of registrant as specified in its charter)




          Delaware                     0-22055                  11-3223672
----------------------------- --------------------------- ----------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                     Identification No.)


                   2 CORBETT WAY, EATONTOWN, NEW JERSEY 07724
          (Address of principal executive offices, including Zip Code)

                                 (732) 440-1992
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT;

        The information set forth under Item 2.03 of this current report on Form 8-K is hereby incorporated by reference into this Item 1.01.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT;

        On January 20, 2006, Amedia Networks, Inc. (the "Company") entered into a Bridge Loan Agreement (the "January 2006 Loan Agreement") dated as of January 20, 2006 with three private investors (collectively the "January 2006 Investors"), pursuant to which these investors loaned to the Company the aggregate amount of $500,000 (before the payment of offering related fees and expenses aggregating $5,000). The January 2006 Investors included Mr. Juan Mendez, Chairman of the Company's board of directors, who loaned the Company $250,000.

        As disclosed in the Company's Current Report on Form 8-K filed on December 23, 2005 (the "December 2005 8-K"), on December 22, 2005 the Company entered into a bridge loan agreement, dated as of December 15, 2005 (the "December 2005 Loan Agreement"), with two institutional investors pursuant to which those investors loaned to the Company, on a secured basis, the aggregate amount of $1,000,000 on the terms and subject to the conditions set forth in the December 2005 Loan Agreement. The loans made pursuant to the January 2006 Loan Agreement are "Additional Short-term Loans" within the meaning of the December 2005 8-K.

        Pursuant to the January 2006 Loan Agreement, the Company issued to the January 2006 Investors secured promissory notes (the "January 2006 Notes") in the aggregate principal amount of $530,000, representing an original issue discount of 6% with respect to the principal amount of $500,000 through the stated maturity date of April 21, 2006. To secure the Company's obligations under the January 2006 Loan Agreement, the Company granted the January 2006 Investors a security interest in substantially all of its assets, including without limitation, its intellectual property, on the terms and subject to the conditions of the security interest agreement executed by the Company in connection with the December 2005 Loan Agreement closing (the "Security Agreement"), which was amended, as contemplated by the original Security Agreement, to list the January 2006 Investors as secured parties along with the investors from the December 2005 Loan Agreement. Accordingly, the security interest granted to the January 2006 Investors is PARI-PASSU with the security interest that was granted to the investors pursuant to the December 2005 Loan Agreement. The Company also issued to the January 2006 Investors warrants expiring December 31, 2010 (the "January 2006 Bridge Loan Warrants") to purchase in the aggregate up to 250,000 shares of the Company's common stock, par value $0.001 (the "Common Stock"), at a per share exercise price of $1.50, subject to adjustment upon certain specified conditions. Under the January 2006 Loan Agreement, the Company granted to the January 2006 Investors piggy-back registration rights with respect to the shares of Common Stock issuable upon exercise of the January 2006 Bridge Loan Warrants. In all material respects, the loans made to the Company pursuant to the January 2006 Loan Agreement were made on terms identical to the terms of the loans made pursuant to the December 2005 Loan Agreement.

        The securities sold in this transaction have not been registered under the Securities Act of 1933, as amended (the "Act") and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Act. The Company believes that the issuance of the foregoing securities was exempt from registration under Section 4(2) of the Act as transactions not involving a public offering.

        The foregoing descriptions of the January 2006 Loan Agreement, the January 2006 Notes, the January 2006 Bridge Loan Warrants and the Security Agreement are qualified in their entirety by the descriptions of the December 2005 Bridge Loan Agreement, the Notes, the Bridge Loan Warrants and the Security Agreement (in each case, as defined in the December 2005 8-K) set forth in the December 2005 8-K which are incorporated herein by reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

        The information set forth under Item 2.03 of this current report on Form 8-K is hereby incorporated by reference into this Item 3.02.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

        (a)     Financial Statements.

        None.

        (b)     Pro Forma Financial Information.

        None.

        (c)     Exhibits.

        None.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




DATED:  January 26, 2006

                                        /s/ Frank Galuppo
                                        ----------------------------------------
                                        FRANK GALUPPO
                                        PRESIDENT AND CHIEF EXECUTIVE OFFICER